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                                                                   EXHIBIT 10.13

                                 9/00 AMENDMENT
                            (THE SEVENTH AMENDMENT)

                         DATED AS OF SEPTEMBER 1, 2000
                                       TO

                         REPURCHASE FINANCING AGREEMENT
                          DATED AS OF OCTOBER 9, 1996

                                     AMONG

                            ASSOCIATES FUNDING, INC.
                                  ("BORROWER")

                            RYLAND MORTGAGE COMPANY
                                 ("GUARANTOR")

                            THE CHASE MANHATTAN BANK
                         ("CHASE"), AS AGENT ("AGENT")

                                      AND

                                CERTAIN LENDERS

        $45,000,000 (ORIGINALLY $100,000,000) REVOLVING CREDIT FACILITY



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                                     INDEX


"9/00 Amendment" ............................................................. 1
"Agent" ...................................................................... 1
"Borrower" ................................................................... 1
"Chase" ...................................................................... 1
"Companies" .................................................................. 1
"Guarantor" .................................................................. 1
"Lenders" .................................................................... 1
"LIBOR" ...................................................................... 2
"Loan Agreement" ............................................................. 1
"Termination Date" ........................................................... 2
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                               TABLE OF CONTENTS


Preamble ..................................................................... 1
Recitals ..................................................................... 1
Amendments ................................................................... 1
1. Amendment of Section 1.1 .................................................. 1
2. Conditions Precedent ...................................................... 3
3. Representations and Warranties ............................................ 3
4. Ratification .............................................................. 3
5. Miscellaneous ............................................................. 3
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                               9/00 AMENDMENT TO
                         REPURCHASE FINANCING AGREEMENT

                                    PREAMBLE

     This 9/00 AMENDMENT TO REPURCHASE FINANCING AGREEMENT (THE "9/00 AMENDMENT") entered into as of September 1, 2000, among ASSOCIATES FUNDING, INC., a Delaware corporation ("BORROWER"), RYLAND MORTGAGE COMPANY, an Ohio corporation ("GUARANTOR"), THE CHASE MANHATTAN BANK ("CHASE"), a New York banking corporation and successor by merger to Chase Bank of Texas, National Association, a national banking association formerly named Texas Commerce Bank National Association, as a lender and as agent for the lenders from time to time party thereto (in that capacity, the "AGENT"), and Chase, as currently the only lender party to the Loan Agreement (defined below) to amend (for the seventh time) the Loan Agreement, recites and provides as follows:

                                    RECITALS

     Borrower and Guarantor (the "COMPANIES") and Chase, as Agent and the only lender (the lenders thereunder being called the "LENDERS"), are party to the Repurchase Financing Agreement dated as of October 9, 1996 (as amended through the date of this amendment, the "LOAN AGREEMENT") providing for revolving credit loans of (originally) up to $100 million of principal lent and outstanding on any day during the term of the Loan Agreement and previously amended to, among other things, reduce such limit to $35 million. Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this amendment. This amendment is for the purposes of (i) increasing such limit to $45 million, (ii) eliminating the sublimit for financing the Borrower's investments in performing single-family mortgage loans that was added by the First Amendment (and subsequently modified by later amendments to be a $10 million sublimit), (iii) increasing the Borrower's required minimum Net Worth from $1 million to $3 million, (iv) providing for automatic termination of the availability of Borrowings under this Agreement if the Existing Loan Agreement or the Borrower's right to borrow under it is terminated at any time or for any reason and (v) adding new definitions and updating the definition of "LIBOR". Accordingly, for valuable and acknowledged consideration, the parties to this amendment agree as follows:

                                   AMENDMENTS

                          1. AMENDMENT OF SECTION 1.1.

     SECTION 1.1 is amended by adding the following new definitions, in alphabetical order:

          "9/00 AMENDMENT" means the 9/00 Amendment to Repurchase Financing Agreement dated as of September 1, 2000, executed by the parties hereto and amending this Agreement (for the seventh time).

          "CHASE" is defined in the preamble of the 9/00 Amendment.

     SECTION 1.1 is further amended by amending the following definitions to henceforth read as follows:

     "BORROWING BASE" means, at any time, the sum of:



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               (a) ninety-nine percent (99%) of the market value of Agency mortgage-backed securities covered by Lender Liens;

          plus (b) ninety-five percent (95%) of the market value of private mortgage-backed securities covered by Lender Liens.

     After the effective date of the 9/00 Amendment, mortgage loans are no longer eligible Collateral under this Agreement, and no mortgage loan shall have any value for purposes of determining the Borrowing Base, and accordingly Section 3 of each Borrowing Base Report made for any date after such effective date shall be left blank (or completed with zeros) and disregarded, and the following definitions added by the First Amendment likewise also may be disregarded: "Certifying Officer's Certificate", "Conforming", "FHA", "In Default", "Loan Papers", "Mortgage", "Mortgage Loan", "Mortgage Note", "Mortgaged Premises", "Nonconforming", "Permitted Encumbrances", "Single-family", "VA" and "Warehouse Transmission File Instructions".

          "LIBOR" means, for any LIBOR Borrowing and for any day, the rate quoted by the principal London Branch of The Chase Manhattan Bank at approximately 11:00 a.m. London time on the second Business Day before the first day of the applicable Interest Period for the offering to leading banks in the London interbank market of U.S. dollar deposits each for a term and in an amount that are fairly comparable, respectively, to the term of the Interest Period and the amount of the LIBOR Borrowing; provided that if for any reason the Agent cannot determine such rate for any such second Business Day, then LIBOR for that day shall be the rate of interest per annum that is equal to the arithmetic mean of the rates appearing on the Bloomberg British Bankers Association LIBOR page as of 11:00 a.m., London time, on the second Business Day before the first day of the applicable Interest Period for the offering by such institutions as are named therein to prime banks in the Eurodollar interbank market in London, England, for U.S. dollar deposits each for a term and in an amount that are fairly comparable, respectively, to the term of the relevant Interest Period and the amount of the relevant LIBOR Borrowing. The Agent's determination of LIBOR for each day shall be conclusive and binding, absent manifest error.

          "TERMINATION DATE" means the earliest of (a) the Stated Termination Date, (b) the date all commitments or obligations of all Lenders to extend any credit under this agreement have terminated or been canceled or (c) the date when the Existing Loan Agreement or the Borrower's right to borrow under it terminates, without regard to the reason therefor.

     And SCHEDULE 1.1(a) (first referred to in the Loan Agreement in the definition of "Commitment" in SECTION 1.1 and last updated by the 3/00 Amendment to Repurchase Financing Agreement dated March 31, 2000) is amended in its entirety to henceforth read as does SCHEDULE 9/00-1.1(a) attached to this amendment and hereby made a part hereof.



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                          2. AMENDMENT OF SECTION 9.1.

     Section 9.1 is hereby amended in its entirety to henceforth read as follows:

          9.1 NET WORTH. Borrower's stockholders' equity reflected on its balance sheet may not be less than Three Million Dollars ($3,000,000) at the end of any quarter in Borrower's fiscal year.


                            3. CONDITIONS PRECEDENT.

     The Companies agree to forthwith deliver to the Agent: (a) counterparts of this amendment executed by all of the parties named below, (b) for any officer of either Company signing below on behalf of that Company but not included in certificates of incumbency for that Company delivered to the Agent before this amendment, a certificate of the secretary or assistant secretary of that Company about the due incumbency of that officer, and (c) if the Agent reasonably requires, resolutions of the directors of any Company authorizing this amendment certified as accurate and complete by the secretary or assistant secretary of the appropriate Company. This Amendment shall become effective as of the effective date of this Amendment upon execution of this Amendment by the Borrower and the Agent.


                       4. REPRESENTATIONS AND WARRANTIES.

     The Companies jointly and severally represent and warrant to Agent and Lenders that, as of the date of this amendment and on the date of its execution
(a) the representations and warranties in the Loan Papers are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan papers, and (b) no Default or Potential Default exists.


                                5. RATIFICATION.

     The Companies ratify and confirm (a) all provisions of the Loan Papers as amended by this amendment and (b) that all guaranties, assurances and Liens granted, conveyed, or assigned to Agent or Lenders under the Loan Papers, as they may have been revised, extended, and amended, continue to guarantee, assure, and secure the full payment and performance of the Obligation (including, without limitation, all amounts evidenced now or in the future by any note delivered under this amendment).


                               6. MISCELLANEOUS.

     All references in the Loan Papers to the "Loan Agreement" are to the Loan Agreement as amended by this amendment. This amendment is a "Loan Paper" referred to in the Loan Agreement, and the provisions relating to Loan Papers in the Loan Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Loan Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This amendment binds and benefits the Companies, Agent, Lenders, and their respective successors and permitted assigns. THIS AMENDMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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The remainder of this page is intentionally left blank; counterpart signature pages follow.








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     EXECUTED as of the day and year first stated above.

ASSOCIATES FUNDING, INC.                    RYLAND MORTGAGE COMPANY

By: SUSAN M. CASS                           By: SUSAN M. CASS
    --------------------------------            --------------------------------
(Name) Susan M. Cass                        (Name) Susan M. Cass
      ------------------------------              ------------------------------
(Title) Sr VP/CFO                           (Title) Sr VP/CFO
       -----------------------------               -----------------------------


THE CHASE MANHATTAN BANK, as Agent and as a Lender

By:
    --------------------------------
(Name)
      ------------------------------
(Title)
       -----------------------------























UNNUMBERED COUNTERPART SIGNATURE PAGE TO 9/00 AMENDMENT TO REPURCHASE FINANCING AGREEMENT AMONG ASSOCIATES FUNDING, INC., RYLAND MORTGAGE COMPANY AND THE CHASE MANHATTAN BANK








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     EXECUTED as of the day and year first stated above.

ASSOCIATES FUNDING, INC.                    RYLAND MORTGAGE COMPANY

By:                                         By:
    --------------------------------            --------------------------------
(Name)                                      (Name)
      ------------------------------              ------------------------------
(Title)                                     (Title)
       -----------------------------               -----------------------------


THE CHASE MANHATTAN BANK, as Agent and as a Lender

By: MICHAEL W. NICHOLSON
    --------------------------------
(Name) Michael W. Nicholson
      ------------------------------
(Title) Vice President
       -----------------------------























UNNUMBERED COUNTERPART SIGNATURE PAGE TO 9/00 AMENDMENT TO REPURCHASE FINANCING AGREEMENT AMONG ASSOCIATES FUNDING, INC., RYLAND MORTGAGE COMPANY AND THE CHASE MANHATTAN BANK








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                              SCHEDULE 9/00-1.1(a)

                            LENDERS AND COMMITMENTS


-------------------------------------------------------------------------------
     NAME OF LENDER                               COMMITMENT
-------------------------------------------------------------------------------
 The Chase Manhattan Bank                         $45,000,000
 717 Travis, 6th Floor
 O6TCBSouth56
 Houston, TX 77252-7056
 Attention: Michael Nicholson,
 Vice President
 Fed Tax ID No. 74-0800980
 Tel (713) 216-5335
 Fax (713) 216-1567
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